UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 11, 2016 (January 6, 2016)

Date of Report (Date of earliest event reported)

GLUCOSE HEALTH, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55439	90-1117742
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification No.)

609 SW 8th Street, Suite 600, Bentonville, Arkansas, 72712

(Address of Principal Executive Offices) (Zip Code)

(479) 802-3827

(Registrant's telephone number, including area code)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 6, 2016, Glucose Health, Inc. ("Company") executed a General Merchandise Supplier Agreement ("Agreement") with Wal-mart Stores, Inc. ("Customer") of Bentonville, Arkansas. On March 8, 2016, the Company received a series of material purchase orders from the Customer pursuant to this Agreement for delivery of its Glucose Health® product - a natural dietary supplement formulated for persons concerned about pre-diabetes and Type-2 diabetes. The Company expects Glucose Health® to be stocked and available for purchase by consumers in the "Diabetes Supplies" section of many of the Customer's pharmacy locations across the United States by early May, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glucose Health, Inc.

Date: March 11, 2016	By:	/s/ Murray Fleming
Murray Fleming
Chief Executive Officer/Chief Financial Officer